SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2004

ORBIMAGE INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-50933	54-1660268

(State or other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

21700 Atlantic Boulevard
Dulles, Virginia 20166
(703) 480-7500

(Address and Telephone Number of Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed since Last Report)

Item 7.01 Regulation FD Disclosure and Item 8.01 Other Events

On May 4, 2005, ORBIMAGE Inc. issued a press release announcing the establishment of 2005 and longer term revenue and operating results guidance, and providing guidance for 2005 revenue and operating results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 4, 2005

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2005	ORBIMAGE INC.

By: /s/ William L. Warren
William L. Warren Vice President, General Counsel & Secretary